Exhibit 21.1

LIST OF SUBSIDIARIES

Company Name	Jurisdiction of Incorporation or Organization
Aeris Metals Partners, LLC	Delaware
Alp Holdings Coöperatief U.A.	Amsterdam
Alp Holdings Ltd.	Cayman Islands
Alp Intermediate Holdings 1 Ltd.	Cayman Islands
Alp Intermediate Holdings 2 L.P.	Cayman Islands
Alp Lower Holdings Ltd.	Cayman Islands
AlpInvest Access GP, LLC	Delaware
ALPINVEST BEHEER 2006 LTD.	Cayman Islands
AlpInvest CI VII B.V.	Netherlands
AlpInvest FCR Secondaries GP, LLC	Delaware
AlpInvest Fondo B.V.	Netherlands
AlpInvest GGG B.V.	Netherlands
AlpInvest Holdings, Inc.	New York
AlpInvest LIVE GP B.V.	Netherlands
AlpInvest Mich B.V.	Amsterdam
AlpInvest North Rush GP, LLC	Delaware
AlpInvest Partners 2003 B.V.	Amsterdam
AlpInvest Partners 2006 B.V.	Amsterdam
AlpInvest Partners 2008 B.V.	Amsterdam
AlpInvest Partners 2009 B.V.	Amsterdam
AlpInvest Partners 2011 B.V.	Amsterdam
AlpInvest Partners 2011 LLC	Delaware
AlpInvest Partners 2012 I B.V.	Amsterdam
AlpInvest Partners 2012 II B.V.	Amsterdam
AlpInvest Partners 2012 LLC	Delaware
AlpInvest Partners 2014 I B.V.	Netherlands
AlpInvest Partners 2014 II B.V.	Netherlands
AlpInvest Partners 2014 LLC	Delaware
AlpInvest Partners 2016 II B.V.	United Kingdom
AlpInvest Partners B.V.	Amsterdam
AlpInvest Partners Beheer 2006 B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2007-2009 B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2010-2011 B.V.	Amsterdam
AlpInvest Partners Co-Investments 2016 I B.V.	Netherlands
AlpInvest Partners Co-Investments B.V.	Amsterdam

AlpInvest Partners Direct Investments 2003 B.V.	Amsterdam
AlpInvest Partners Direct Investments B.V.	Amsterdam
AlpInvest Partners Direct Secondary Investments B.V.	Amsterdam
AlpInvest Partners European Mezzanine Investments B.V.	Amsterdam
AlpInvest Partners Fund Investments 2003 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2006 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2009 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2011 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2012 I B.V.	Amsterdam
AlpInvest Partners Fund Investments 2012 II B.V.	Amsterdam
Alpinvest Partners Fund Investments 2014 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 II B.V.	Netherlands
AlpInvest Partners Fund Investments B.V.	Amsterdam
AlpInvest Partners Fund of Funds Custodian IIA B.V.	Amsterdam
AlpInvest Partners Fund of Funds Management IIA B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Management II B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Management IIA B.V.	Amsterdam
AlpInvest Partners Limited	Hong Kong
AlpInvest Partners Mezzanine 2012-2014 B.V.	Amsterdam
AlpInvest Partners Mezzanine Investments 2005/2006 B.V.	Amsterdam
AlpInvest Partners Mezzanine Investments 2007/2009 B.V.	Amsterdam
AlpInvest Partners Secondary Investments 2016 I B.V.	Netherlands
AlpInvest Partners US Mezzanine Investments B.V.	Amsterdam
AlpInvest PEP GP B.V.	Netherlands
AlpInvest Private Equity Program GP, LLC	Delaware
AlpInvest Secondaries Fund VI GP, LLC	Delaware
AlpInvest Secondaries V GP, LLC	Delaware
AlpInvest Secondaries VI GP, LLC	Delaware
AlpInvest Secondaries VI Lux GP S.à r.l.	Luxembourg
AlpInvest SF V B.V.	Amsterdam
AlpInvest SF VI B.V.	Netherlands
AlpInvest U.S. Co-Investment Access GP, LLC	Delaware
AlpInvest United B.V.	Amsterdam
AlpInvest US Holdings, LLC	Delaware
AMC 2012 Holdings Ltd.	Cayman Islands
AMC 2012 Ltd.	Cayman Islands

AMC 2013 Holdings Ltd.	Cayman Islands
AMC 2013 Ltd.	Cayman Islands
AMC 2014 Holdings Ltd.	Cayman Islands
AMC 2014 Ltd.	Cayman Islands
AMC 2015 Holdings Ltd.	Cayman Islands
AMC 2015 Ltd.	Cayman Islands
AP 2011-2014 SLP Ltd.	Cayman Islands
AP 2014-2016 SLP Ltd.	Cayman Islands
AP Account Management BV	Amsterdam
AP B.V.	Netherlands
AP Co-Invest 2016-2020 Ltd.	Cayman Islands
AP H Secondaries BV	Amsterdam
AP Private Equity Investments I B.V.	Amsterdam
AP Private Equity Investments III B.V.	Amsterdam
ASF V Co-Invest Holding Ltd.	Cayman Islands
ASF V Co-Invest Ltd.	Cayman Islands
ASF VI Co-Investment (Non-U.S.), L.P.	Cayman Islands
ASF VI Co-Investment, L.P.	Cayman Islands
ASP 6 2016-2020 SLP Ltd.	Cayman Islands
Betacom Beheer 2004 B.V.	Amsterdam
Betacom XLII B.V.	Amsterdam
Betacom XLV B.V.	Amsterdam
Brazil Internationalization II (Delaware), L.L.C.	Delaware
Brazil Internationalization, L.L.C.	Delaware
BRL Funding Partners II, L.P.	Ontario
BRL Funding Partners III, L.P.	Canada
BRL Funding Partners IV, L.P.	Ontario
BRL Funding Partners, L.L.C.	United States
BRL Funding Partners, L.P.	Cayman Islands
C/R ENERGY ILP GENERAL PARTNER LTD.	Cayman Islands
C/S International Partners	Cayman Islands
C/S Investment Holdings, L.L.C.	Delaware
C/S Venture Investors, L.P.	Cayman Islands
CAGP General Partner, L.P.	Cayman Islands
CAGP IV AIV GP, L.P.	Cayman Islands
CAGP IV General Partner, L.P.	Cayman Islands
CAGP IV, L.L.C.	Delaware
CAGP V General Partner, L.P.	Cayman Islands
CAGP V, L.L.C.	Delaware
CAGP, Ltd.	Cayman Islands
CALF Holdings, Ltd.	Cayman Islands
CALF I General Partner, L.P.	Cayman Islands

CALF Investment Limited	Cayman Islands
CAP Advisors (Hong Kong) Limited	Hong Kong
CAP General Partner, L.P.	Cayman Islands
CAP II General Partner, L.P.	Cayman Islands
CAP II, L.L.C.	Delaware
CAP III GENERAL PARTNER (SCOT) L.P.	Scotland
CAP III General Partner S3, L.P.	Cayman Islands
CAP III General Partner, L.P.	Cayman Islands
CAP III S3 Ltd.	Cayman Islands
CAP III, L.L.C.	Delaware
CAP INVESTMENT HOLDINGS LIMITED	Hong Kong
CAP IV General Partner, L.P.	Cayman Islands
CAP IV Ltd.	Cayman Islands
CAP IV, L.L.C.	Delaware
CAP MANAGEMENT HOLDINGS LIMITED	Hong Kong
CARE Engagement, Ltd.	Cayman Islands
Carlyle (Beijing) Investment Consulting Center, L.P.	China
Carlyle (Beijing) Investment Management Co., Ltd.	China
Carlyle 2013-4 Income Note Issuer, Ltd.	Cayman Islands
Carlyle Access GP 2014, L.L.C.	Delaware
Carlyle Access GP 2014, Ltd.	Cayman Islands
Carlyle Access GP 2015, L.L.C.	Delaware
Carlyle Access GP 2015, Ltd.	Cayman Islands
Carlyle Access GP III, L.L.C.	Delaware
Carlyle Access GP III, Ltd	Cayman Islands
Carlyle Asia GP, L.P.	Cayman Islands
Carlyle Asia GP, Ltd.	Cayman Islands
Carlyle Asia Investment Advisors Limited	Hong Kong
Carlyle Asia Real Estate GP, L.P.	Cayman Islands
Carlyle Asia Real Estate GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II GP, L.P.	Cayman Islands
Carlyle Asia Real Estate II GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II, Ltd.	Cayman Islands
Carlyle Asia Real Estate III GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate III, L.P.	Cayman Islands
Carlyle Asia Real Estate, Ltd.	Cayman Islands
Carlyle Asia, Ltd.	Cayman Islands
Carlyle Australia Equity Management Pty Limited	Australia
Carlyle Australia Investment Advisors Limited	Hong Kong
Carlyle Australia Real Estate Advisors PTY Limited	Australia
Carlyle Beratungs GmbH	Germany
Carlyle Brasil Consultoria em Investimentos Ltda.	Brazil

Carlyle Capital Coinvestment Partners, L.P.	Delaware
Carlyle Cavalier GP, L.L.C.	Delaware
Carlyle Cavalier GP, L.P.	Delaware
Carlyle China Realty GP, L.P.	Cayman Islands
Carlyle China Realty Ltd.	Cayman Islands
Carlyle CIM Agent, L.L.C.	Delaware
Carlyle CLO GP, L.L.C.	Delaware
Carlyle CLO ILP GP, L.L.C.	Delaware
Carlyle CLO Investment Holdings, L.P.	Delaware
Carlyle Commodity Management L.L.C.	Delaware
Carlyle Credit Partners Investment Holdings, L.L.C.	Delaware
Carlyle Egypt Investment Advisors LLC	Egypt
Carlyle Equity Opportunity GP AIV Cayman, L.P.	Cayman Islands
Carlyle Equity Opportunity GP AIV III, L.P.	Delaware
Carlyle Equity Opportunity GP AIV, L.L.C.	Delaware
Carlyle Equity Opportunity GP AIV, L.P.	Delaware
Carlyle Equity Opportunity GP, L.L.C.	Delaware
Carlyle Equity Opportunity GP, L.P.	Delaware
Carlyle Euro CLO 2017-1 Designated Activity Company	Ireland
Carlyle Europe Co-Investment L.P.	Guernsey
CARLYLE EUROPE LIMITED	England & Wales
Carlyle Europe Real Estate Master Coinvestment, L.P.	Delaware
Carlyle Europe Real Estate Partners II, L.P.	Delaware
Carlyle Europe Real Estate Partners, L.P.	Delaware
Carlyle Europe Real Estate St. Lazare GP, L.L.C.	United States
Carlyle Financial Services II, Ltd.	Cayman Islands
Carlyle Financial Services, Ltd.	Cayman Islands
Carlyle Financial Services-A, Ltd.	Cayman Islands
CARLYLE FORMATION CO. (SCOTLAND) LIMITED	United Kingdom
Carlyle Global Infrastructure Opportunity Fund, L.P.	Cayman Islands
Carlyle Global Market Strategies CLO 2012-1, LLC	Delaware
Carlyle Global Market Strategies CLO 2012-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2012-2, LLC	Delaware
Carlyle Global Market Strategies CLO 2012-2, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2016-1, LLC	Delaware
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2016-4, LLC	Delaware
Carlyle Global Market Strategies Commodities Funding 2015-1, LLC	Delaware
Carlyle Global Market Strategies Euro CLO 2013-1 B.V.	Netherlands
Carlyle Global Market Strategies Euro CLO 2015-1 Limited	Ireland

Carlyle Global Market Strategies Euro CLO 2015-1 Limited	Ireland
Carlyle Global Market Strategies Euro CLO 2015-3 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2016-1 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2016-2 Designated Activity Company	Ireland
Carlyle GMS Asia Limited	Hong Kong
Carlyle GMS CLO 2016-2 Retention Investment LLC	Delaware
Carlyle GMS CLO Management L.L.C.	Delaware
Carlyle GMS Credit Opportunities GP, L.P.	Cayman Islands
Carlyle GMS Finance Administration L.L.C.	Delaware
Carlyle GMS Investment Management L.L.C.	Delaware
Carlyle Growth Korea III GP, Ltd.	Cayman Islands
Carlyle Growth Korea IV GP, Ltd.	Cayman Islands
Carlyle Holdings Finance L.L.C.	Delaware
Carlyle Holdings I Finance L.L.C.	Delaware
Carlyle Holdings I GP Inc.	Delaware
Carlyle Holdings I GP Sub L.L.C.	Delaware
Carlyle Holdings I L.P.	Delaware
Carlyle Holdings II Finance L.L.C.	United States
Carlyle Holdings II Finance Ltd.	Cayman Islands
Carlyle Holdings II GP L.L.C.	Delaware
Carlyle Holdings II L.P.	Quebec
Carlyle Holdings II Sub L.L.C.	Delaware
Carlyle Holdings III GP L.P.	Quebec
Carlyle Holdings III GP Limited Partner L.L.C.	Delaware
Carlyle Holdings III GP Management L.L.C.	Delaware
Carlyle Holdings III GP Sub L.L.C.	Delaware
Carlyle Holdings III L.P.	Quebec
Carlyle Hong Kong Equity Management Limited	Hong Kong
Carlyle IDF Management L.L.C.	Delaware
Carlyle India Advisors Private Limited	India
Carlyle Infrastructure General Partner, L.P.	Delaware
Carlyle Infrastructure GP, Ltd.	Cayman Islands
Carlyle International Partners II, L.P.	Cayman Islands
Carlyle International Partners III, L.P.	Cayman Islands
Carlyle Investment Administration Limited	Cayman Islands
Carlyle Investment Consulting (Shanghai) Co Ltd	China
Carlyle Investment GP Corp.	Delaware
Carlyle Investment Group, L.P.	Delaware
Carlyle Investment Management L.L.C.	Delaware
Carlyle Ireland GP, L.P.	Cayman Islands

Carlyle Japan Asset Management YK	Japan
Carlyle Japan Equity Management LLC	United States
Carlyle Japan II Ltd.	Cayman Islands
Carlyle Japan III Ltd.	Cayman Islands
Carlyle Japan Ltd.	Cayman Islands
Carlyle Japan, LLC	Delaware
Carlyle Knox Holdings, L.L.C.	Delaware
Carlyle Korea Ltd.	Republic of Korea
Carlyle Latin America Holdings Cayman, L.P.	Cayman Islands
Carlyle Latin America Real Estate Partners, L.P.	Ontario
Carlyle Lebanon Investment Advisors SAL	Lebanon
Carlyle Management Hong Kong Limited	Hong Kong
CARLYLE MAPLE LEAF FINANCE CO., U.L.C.	Canada
Carlyle Maple Leaf Holdings (Cayman), L.P.	Cayman Islands
Carlyle Maple Leaf Holdings (Cayman), Ltd.	Cayman Islands
Carlyle Maple Leaf Holdings, U.L.C.	Canada
Carlyle Mauritius CIS Investment Management Limited	Mauritius
Carlyle Mauritius Investment Advisors, Ltd	Mauritius
Carlyle MENA (GCC) General Partner Limited	Dubai
Carlyle MENA General Partner, L.P.	Cayman Islands
Carlyle MENA Investment Advisors Limited	Dubai
Carlyle MENA Investment Advisors, LLC	Delaware
Carlyle MENA Limited	Cayman Islands
Carlyle Mexico Advisors, S. de R.L. de C.V.	Mexico
Carlyle Mexico General Partner, L.P.	Ontario
Carlyle Mexico Holdings, S.C.	Mexico
Carlyle Mexico L.L.C.	Delaware
Carlyle Middle East, Ltd.	Cayman Islands
Carlyle MSP Manager, L.L.C.	Delaware
CARLYLE NGP AGRIBUSINESS HOLDINGS, L.L.C.	United States
Carlyle NGP X Holdings, L.L.C.	Delaware
CARLYLE NGP XI HOLDINGS, L.L.C.	Delaware
Carlyle Nigeria Investment Advisors Limited	Nigeria
Carlyle Pacific GP, L.P.	Cayman Islands
Carlyle Pacific Limited	Cayman Islands
Carlyle Pacific Red Oak GP, L.L.C.	United States
Carlyle Perú Consultoría de Inversiones S.R.L.	Peru
Carlyle Peru GP, L.P.	Cayman Islands
Carlyle Power General Partner, L.P.	United States
Carlyle PQ Opportunity GP, L.P.	Cayman Islands
Carlyle PQ/HDS GP Limited	Cayman Islands
Carlyle PQ/HDS Opportunity GP, L.P.	Cayman Islands

Carlyle Property Investors GP, L.L.C.	Delaware
Carlyle Real Estate Advisors France Sarl	France
Carlyle Real Estate Advisors Italy S.r.l.	Italy
CARLYLE REAL ESTATE ADVISORS LLP	England & Wales
Carlyle Real Estate Advisors Spain, S.L.	Spain
Carlyle Real Estate Advisors Sweden AB	Sweden
CARLYLE REAL ESTATE ADVISORS UK LIMITED	England & Wales
Carlyle Real Estate Società di Gestione del Risparmio S.p.A.	Italy
Carlyle Realty Coinvestment III, L.L.C.	Delaware
Carlyle Realty Coinvestment VII, L.P.	United States
Carlyle Realty Credit Partners GP, L.P.	Cayman Islands
Carlyle Realty Credit Partners, LTD	Cayman Islands
Carlyle Realty Distressed RMBS GP II, L.L.C.	Delaware
Carlyle Realty Distressed RMBS GP III, L.L.C.	Delaware
Carlyle Realty Distressed RMBS GP IV, L.L.C.	Delaware
Carlyle Realty Distressed RMBS GP, L.L.C.	Delaware
Carlyle Realty Distressed RMBS II, L.P.	Delaware
Carlyle Realty Distressed RMBS III, L.P.	Delaware
Carlyle Realty Distressed RMBS IV, L.P.	Delaware
Carlyle Realty Distressed RMBS, L.P.	Delaware
Carlyle Realty Foreign Investors VII, L.P.	United States
Carlyle Realty Foreign Investors VII-A, L.P.	United States
Carlyle Realty Halley Coinvestment GP, L.L.C.	Delaware
Carlyle Realty II, L.P.	Delaware
Carlyle Realty III GP, L.L.C.	Delaware
Carlyle Realty III, L.L.C.	Delaware
Carlyle Realty III, L.P.	Delaware
Carlyle Realty Investment Holdings II, L.P.	Delaware
Carlyle Realty Investment Holdings, L.P.	Delaware
Carlyle Realty IV GP, L.L.C.	Delaware
Carlyle Realty IV, L.L.C.	Delaware
Carlyle Realty IV, L.P.	Delaware
Carlyle Realty Partners VII, L.P.	United States
Carlyle Realty V GP, L.L.C.	Delaware
Carlyle Realty V, L.L.C.	Delaware
Carlyle Realty V, L.P.	Delaware
Carlyle Realty VI, L.L.C.	Delaware
Carlyle Realty VII, L.L.C.	United States
Carlyle Realty VIII, L.L.C.	Delaware
Carlyle Realty, L.P.	Delaware
Carlyle Russia Advisors, L.L.C.	Delaware
Carlyle Russia Investment Holdings, L.P.	Cayman Islands

Carlyle Russia Limited	Cayman Islands
Carlyle Scopel Holdings Cayman, L.P.	Cayman Islands
Carlyle Scopel Mezzanine Loan GP, L.L.C.	Delaware
Carlyle Scopel Real Estate GP, L.L.C.	Delaware
Carlyle Scopel Real Estate Partners, L.P.	Canada
Carlyle Scopel Senior Loan Partners GP, L.L.C.	United States
Carlyle Scopel Senior Loan Partners GP, Ltd.	Cayman Islands
Carlyle Selective Investors II, L.L.C.	Delaware
Carlyle Selective Investors, L.L.C.	Delaware
Carlyle Shipping Recovery Partners, LLC	Delaware
CARLYLE SINGAPORE INVESTMENT ADVISORS PTE LTD	Singapore
Carlyle South Africa Advisors	South Africa
Carlyle Star Co-Investment GP, L.L.C.	Delaware
Carlyle Structured Credit GP, L.L.C.	Delaware
Carlyle Structured Credit GP, L.P.	Cayman Islands
Carlyle U.S. Venture Partners, L.P.	Delaware
Carlyle US CLO 2016-4 Risk Retention Investment, L.L.C.	Delaware
Carlyle US CLO 2016-4 Risk Retention Investment, L.L.C.	Delaware
Carlyle US CLO 2016-4, Ltd.	Cayman Islands
Carlyle Venture Coinvestment, L.L.C.	Delaware
CARLYLE VENTURE PARTNERS, LP	Cayman Islands
Carlyle Yankee Partners, L.P.	England and Wales
Carlyle-Clipper Coinvestment, L.P.	Delaware
Carlyle-Liposonix Coinvestment, L.P.	Delaware
CASCOF General Partner, L.P.	Cayman Islands
CASCOF, L.L.C.	Delaware
CAVP General Partner, L.P.	Cayman Islands
CCEE Advisors (Delaware), L.L.C.	Delaware
CCEEP General Partner, L.P.	Cayman Islands
CCEEP Limited	Cayman Islands
CCIF Dollar Feeder GP, L.P.	Cayman Islands
CCIF GP Ltd.	Cayman Islands
CCIF GP, L.P.	Cayman Islands
CCMA, L.P.	Cayman Islands
CECP Advisors LLP	England & Wales
CECP Investment Advisors France S.A.R.L.	France
CECP INVESTMENT ADVISORS LIMITED	England & Wales
CECP, L.L.C.	Delaware
Celadon Partners, LLC	Delaware
CELF ADVISORS LLP	England & Wales

CELF Guernsey Limited Partnership Incorporated	Guernsey
CELF INVESTMENT ADVISORS LIMITED	England & Wales
CELF, L.L.C.	Delaware
CEMOF General Partner Cayman, L.P.	Cayman Islands
CEMOF General Partner, L.P.	Delaware
CEMOF GP Cayman, Ltd.	Cayman Islands
CEOF AIV GP Cayman, L.P.	Cayman Islands
CEOF AIV GP Cayman, Ltd.	Cayman Islands
CEOF Coinvestment Cayman, L.P.	Cayman Islands
CEOF GP Cayman, LTD	Cayman Islands
CEOF GP Cayman, Ltd.	Cayman Islands
CEOF II DE AIV GP, L.P.	Delaware
CEOF II DE GP AIV, L.L.C.	Delaware
CEOF II DE GP AIV, LLC	Delaware
CEOF II GP, L.L.C.	Delaware
CEOF II GP, L.P.	Cayman Islands
CEP Advisors S.r.l.	Italy
CEP General Partner, L.P.	Cayman Islands
CEP II ARC 1S GP, L.P.	Delaware
CEP II ARC 2S GP, L.P.	Delaware
CEP II GP, L.P.	Alberta
CEP II Limited	Cayman Islands
CEP II Managing GP Holdings, Ltd.	Cayman Islands
CEP II Managing GP, L.P.	Scotland
CEP III Alphyn Finco S.à r.l.	Luxembourg
CEP III ARC 1P GP, L.P.	Delaware
CEP III ARC 1Q GP, L.P.	Delaware
CEP III ARC 2P GP, L.P.	Delaware
CEP III ARC 2Q GP, L.P.	Delaware
CEP III GP, L.P.	Scotland
CEP III Limited	Cayman Islands
CEP III Managing GP Holdings, Ltd.	Cayman Islands
CEP III Managing GP, L.P.	Scotland
CEP Investment Administration II Limited	Guernsey
CEP Investment Administration Limited	Cayman Islands
CEP IV ARC 1A GP, L.P.	Delaware
CEP IV ARC 2A GP, L.P.	Delaware
CEP IV Dollar Feeder GP, L.P.	United Kingdom
CEP IV Managing GP Holdings, Ltd.	Cayman Islands
CEP IV MANAGING GP, L.P.	United Kingdom
CEP IV-C Limited Partner, L.P.	Scotland
CER Berlin RP GP, L.P.	Cayman Islands

CER Berlin RP, Ltd.	Cayman Islands
CER Net.Works GP, L.P.	Cayman Islands
CER Net.Works, Ltd.	Cayman Islands
CEREP GP II, L.L.C.	Delaware
CEREP GP, L.L.C.	Delaware
CEREP II Master Holdings, L.L.C.	Delaware
CEREP II Mezzanine GP B, L.L.C.	Delaware
CEREP II Mezzanine GP B-2, L.L.C.	Delaware
CEREP II Mezzanine GP, L.L.C.	Delaware
CEREP II Mezzanine Loan Partners B-2, L.P	Delaware
CEREP III ARC 1O GP, L.P.	Delaware
CEREP III ARC 2O GP, L.P.	Delaware
CEREP III GP, L.L.C.	Delaware
CEREP Investment Holdings II, LLC	Delaware
CEREP Investment Holdings III, L.L.C.	Delaware
CEREP Investment Holdings, L.L.C.	Delaware
CEREP Management Sarl	Luxembourg
CEREP Master Holdings, L.L.C.	Delaware
CEREP, S.à r.l.	Luxembourg
CETP ARC 1I GP, L.P.	Delaware
CETP ARC 1J GP, L.P.	Delaware
CETP ARC 2I GP, L.P.	Delaware
CETP ARC 2J GP, L.P.	Delaware
CETP GP (Cayman) Limited	Cayman Islands
CETP GP, L.P.	Scotland
CETP II ARC 1L GP, L.P.	Delaware
CETP II ARC 1M GP, L.P.	Delaware
CETP II ARC 2L GP, L.P.	Delaware
CETP II ARC 2M GP, L.P.	Delaware
CETP II GP (Cayman) Limited	Cayman Islands
CETP II GP, L.P.	Scotland
CETP II Limited	Cayman Islands
CETP II Managing GP Holdings, Ltd.	Cayman Islands
CETP II Managing GP, L.P.	Scotland
CETP III ARC 1F GP, L.P.	Delaware
CETP III ARC 1G GP, L.P.	Delaware
CETP III ARC 2F GP, L.P.	Delaware
CETP III ARC 2G GP, L.P.	Delaware
CETP III GP, L.P.	Scotland
CETP III Holdings, L.L.C.	Delaware
CETP III Managing GP Holdings, L.L.C.	Delaware
CETP III Managing GP, L.P.	Scotland

CETP III-F GP, L.P.	Delaware
CETP Limited	Cayman Islands
CETP Managing GP Holdings, Ltd.	Cayman Islands
CETP Managing GP, L.P.	Scotland
CEVP General Partner, L.P.	Cayman Islands
CEVP, Ltd.	Cayman Islands
CGFSP II Limited	Cayman Islands
CGH, L.L.C.	Delaware
CGIOF General Partner, L.P.	Cayman Islands
CGIOF GP, L.L.C.	Delaware
CGMS Coinvestment SPC	Cayman Islands
CGMS M-2015 General Partner, L.P.	Cayman Islands
CGMS M-2015 GP, Ltd.	Cayman Islands
CGP General Partner, L.P.	Cayman Islands
Chengdu Carlyle Investment Consulting Co., Ltd.	China
China CMA GP, L.P.	Cayman Islands
China CMA GP, Ltd.	Cayman Islands
Churchill Financial LLC	Delaware
CIEP FEEDER (SCOTLAND) GP, LLP	Scotland
CIEP General Partner, L.P.	Cayman Islands
CIEP GP, L.L.C.	United States
CIM (Delaware), Inc.	Delaware
CIM Global Cayman Limited	Cayman Islands
CIM Global, L.L.C.	Delaware
CIP ARC 1H GP, L.P.	Delaware
CIP ARC 2H GP, L.P.	Delaware
CIP Cayman GP Ltd.	Cayman Islands
CIP Direct GP (Cayman), L.P.	Cayman Islands
CIP Direct GP LLC	Delaware
CIP U.S. Direct GP, L.P.	Delaware
CIPA General Partner, L.P.	Cayman Islands
CIPA, Ltd.	Cayman Islands
CJIP Co-Investment III GP, L.P.	Cayman Islands
CJIP II Co-Invest GP, L.P.	Cayman Islands
CJIP III General Partner, L.P.	Cayman Islands
CJP Co-Investment II GP A, L.P.	Cayman Islands
CJP Co-Investment II GP B, L.P.	Cayman Islands
CJP Co-Investment III GP, L.P.	Cayman Islands
CJP General Partner, L.P.	Cayman Islands
CJP II Co-Invest GP, L.P.	Cayman Islands
CJP II General Partner, L.P.	Cayman Islands
CJP II International GP, L.P.	Cayman Islands

CJP III General Partner, L.P.	Cayman Islands
CJVP General Partner, L.P.	Cayman Islands
CLARE Partners D, L.P.	Ontario
Claren Road Asia Limited	Hong Kong
Claren Road Asset Management, LLC	Delaware
Claren Road Asset Management, LLP	United Kingdom
Claren Road Capital, LLC	Delaware
Claren Road Credit Opportunities Partners, LP	Delaware
Claren Road Credit Partners, LP	Delaware
CLAREN ROAD UK, LIMITED	England & Wales
CLAREP Co-Investment, L.P.	Ontario
CLAREP GP, L.L.C.	Delaware
CLAREP Mexico, L.P.	Ontario
CMMCP (Offshore) General Partner Ltd.	Cayman Islands
CMMCP (Onshore) General Partner, L.L.C.	Delaware
CMP General Partner, L.P.	Delaware
CMP II (Cayman) General Partner, L.P.	Cayman Islands
CMP II (Cayman) GP, Ltd.	Cayman Islands
CMP II General Partner, L.P.	Delaware
Core Investments, Ltd.	Cayman Islands
CP II Investment Holdings, L.L.C.	Delaware
CP IV GP, Ltd.	Cayman Islands
CP V General Partner, L.L.C.	Cayman Islands
CP V Landmark GP LLC	Delaware
CP V S3 GP, Ltd.	Cayman Islands
CPP II General Partner, L.P.	United States
CRAM Holdings GP LLC	Delaware
CRAM Holdings LP	Delaware
CREA Germany GmbH	Germany
CREA UK, L.L.C.	Delaware
CRFI IV AIV GP, L.L.C.	Delaware
Crimson Physical Commodities Partners, LLC	Delaware
CRP III AIV GP, L.L.C.	Delaware
CRP III AIV GP, L.P.	Delaware
CRP IV (NR) AIV GP, L.L.C.	Delaware
CRP IV (NR) AIV GP, L.P.	Delaware
CRP IV AIV GP, L.L.C.	Delaware
CRP IV AIV GP, L.P.	Delaware
CRP IV-A AIV GP, L.L.C.	Delaware
CRP IV-A AIV GP, L.P.	Delaware
CRP V AIV GP, L.L.C.	Delaware
CRP V AIV GP, L.P.	Delaware

CRP V-A AIV GP, L.L.C.	Delaware
CRQP III AIV GP, L.L.C.	Delaware
CRQP III-A AIV GP, L.L.C.	Delaware
CRQP IV AIV GP, L.L.C.	Delaware
CRQP IV AIV GP, L.P.	Delaware
CRQP IV-A AIV GP, L.L.C.	Delaware
CSABF General Partner Limited	Cayman Islands
CSABF General Partner, L.P.	Cayman Islands
CSG IIF SM Member GP, LLC	United States
CSG IIF SM Member, L.P.	United States
CSP General Partner, L.P.	Cayman Islands
CSP II (Cayman) General Partner, L.P.	Cayman Islands
CSP II (Cayman) GP, Ltd.	Cayman Islands
CSP II General Partner, L.P.	Delaware
CSP III (Cayman) General Partner, L.P.	Cayman Islands
CSP III AIV General Partner (Cayman), L.P.	Cayman Islands
CSP III Cayman International AIV GP, L.P.	Cayman Islands
CSP III General Partner II, L.P.	Delaware
CSP III General Partner, L.P.	Delaware
CSP Investment Advisors (HK) Limited	Hong Kong
CSP IV (Cayman 1) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 2) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 2) GP, Ltd.	Cayman Islands
CSP IV General Partner, L.P.	Delaware
CSSAF General Partner (SA) Partnership	South Africa
CSSAF GP Ltd.	Cayman Islands
CSSAF Managing Partnership, L.P.	Cayman Islands
CVP II DHS Holdings GP, L.L.C.	Delaware
CVP II GP (Cayman), L.P.	Cayman Islands
DBD Investors II, L.L.C.	Delaware
DBD Investors III, L.L.C.	Delaware
DBD Investors, L.L.C.	Delaware
DGAM Management Services, Inc.	Cayman Islands
Direct portfolio Management B.V.	Netherlands
Diversified Global Asset Management Corporation	Canada
EF Holdings, Ltd.	Cayman Islands
ESG Credit Macro Event Fund LP	Delaware
ESG Cross Border Equity Fund LP	Delaware
ESG Domestic Opportunity Fund LP	Delaware
ESG Nexus Fund LP	Delaware
Faribault LLC	Delaware
GMSCO General Partner, L.L.C.	Delaware

Guaymas GP, L.L.C.	Delaware
Hopkinsville, LLC	Delaware
HSP ARC 1D GP, L.P.	Delaware
HSP ARC 1E GP, L.P.	Delaware
HSP ARC 2D GP, L.P.	Delaware
HSP ARC 2E GP, L.P.	Delaware
ITAPEVA VIII MULTICARTEIRA FUNDO DE INVESTIMENTO EM DIREITOS CREDITÓRIOS NÃO PADRONIZADOS	Brazil
LA Real Estate Partners C, L.P.	Ontario
LAREP B, L.P.	Ontario
Latin America RE Partners E, L.P.	Ontario
Main Street 1045 Proprietary Limited	South Africa
Metropolitan Real Estate Asia Limited	Hong Kong
Metropolitan Real Estate Equity Management, LLC	United States
Metropolitan Real Estate Europe LLP	United Kingdom
Metropolitan Real Estate Holdings, LLC	Delaware
Metropolitan Real Estate UK Limited	United Kingdom
Mountain Capital CLO VI (Delaware) Corp.	Delaware
Mountain Capital CLO VI Ltd.	Cayman Islands
MREP (GP of Second GP), L.P.	Delaware
MREP (LP of GP), LLC	Delaware
MREP (Second GP), L.P.	Delaware
MREP Co-Investments K GP, LLC	Delaware
MREP10, LLC	Delaware
MREPGlobal7, LLC	Delaware
MREPIntl6, LLC	Delaware
MREP-SCIF B Manager, LLC	Delaware
MREP-SCIF II GP, L.P.	Delaware
MREP-SCIF, LLC	Delaware
Oeral Investments B.V.	Amsterdam
PT. Carlyle Indonesia Advisors	Indonesia
Rio Branco 2 GP, L.L.C.	Delaware
SCPI General Partner, L.L.C.	Delaware
Seed Coinvestment GP, L.P.	Cayman Islands
Siren Holdings GP, Ltd.	Cayman Islands
TC Group Cayman Investment Holdings Limited Partner Ltd.	Cayman Islands
TC Group Cayman Investment Holdings Sub L.P.	Cayman Islands
TC Group Cayman Investment Holdings, L.P.	Cayman Islands
TC Group Cayman Limited Partner Ltd.	Cayman Islands
TC Group Cayman Sub L.P.	Cayman Islands
TC Group Cayman, L.P.	Cayman Islands

TC GROUP CEMOF II, L.L.C.	Delaware
TC Group CEMOF, L.L.C.	Delaware
TC Group CMP II, L.L.C.	Delaware
TC Group CMP, L.L.C.	Delaware
TC Group CPP II, L.L.C.	United States
TC Group CSP II, L.L.C.	Delaware
TC Group CSP III Cayman, L.L.C.	Delaware
TC Group CSP III Cayman-S3, L.L.C.	Delaware
TC Group CSP III, L.L.C.	Delaware
TC Group CSP IV, L.L.C.	Delaware
TC Group CSP, L.L.C.	Delaware
TC Group II, L.L.C.	Delaware
TC Group III (Cayman), L.P.	Cayman Islands
TC Group III, L.L.C.	Delaware
TC Group III, L.P.	Delaware
TC Group Infrastructure Direct GP, L.L.C.	Delaware
TC Group Infrastructure, L.L.C.	Delaware
TC Group Investment Holdings Limited Partner L.L.C.	Delaware
TC Group Investment Holdings Sub L.P.	Delaware
TC Group Investment Holdings, L.L.C.	Delaware
TC Group Investment Holdings, L.P.	Delaware
TC Group IV Cayman, L.P.	Cayman Islands
TC Group IV Managing GP, L.L.C.	Delaware
TC Group IV, L.L.C.	Delaware
TC Group IV, L.P.	Delaware
TC Group Management, L.L.C.	Delaware
TC Group Sub L.P.	Delaware
TC Group Sub L.P.	Delaware
TC Group V Cayman S3, L.P.	Cayman Islands
TC Group V Cayman, L.P.	Cayman Islands
TC Group V Managing GP, L.L.C.	Delaware
TC Group V S1, L.L.C.	Delaware
TC Group V S1, L.P.	Delaware
TC Group V US, L.L.C.	Delaware
TC Group V US, L.P.	Delaware
TC Group V, L.L.C.	Delaware
TC Group V, L.P.	Delaware
TC Group VI - F, L.L.C.	Delaware
TC GROUP VI CAYMAN, L.L.C.	United States
TC Group VI Cayman, L.P.	Cayman Islands
TC Group VI S1, L.L.C.	Delaware
TC Group VI S1, L.P.	Delaware

TC Group VI S1-F, L.L.C.	Delaware
TC Group VI, L.L.C.	Delaware
TC Group VI, L.P.	Delaware
TC Group, L.L.C.	Delaware
TC Group-Energy LLC	Delaware
TC Group-Energy-S2 LLC	Delaware
TCG 2014 Coinvestment Acquisitions, L.P.	Cayman Islands
TCG 2014 GP Ltd.	Cayman Islands
TCG Arch CTO GP, LLC	Delaware
TCG Asnieres 1 S.à.r.l.	Luxembourg
TCG Asnieres 2 S.à.r.l.	Luxembourg
TCG Energy Investment Holdings (Cayman), L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S1, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S3, L.P.	Cayman Islands
TCG Energy Investment Holdings, L.P.	Delaware
TCG FBIE Advisory Services, L.L.C.	Delaware
TCG FBIE Holdings Ltd.	Cayman Islands
TCG FBIE Holdings, L.P.	Cayman Islands
TCG FBIE Holdings, L.P.	Cayman Islands
TCG FBIE Holdings, Ltd.	Cayman Islands
TCG FBIE Manager (Delaware), L.L.C.	Delaware
TCG Financial Services (Scot), L.P.	Scotland
TCG Financial Services II A, L.L.C.	Delaware
TCG Financial Services II A1, L.P.	Delaware
TCG Financial Services II, L.P.	Cayman Islands
TCG Financial Services L.P.	Cayman Islands
TCG Financial Services-A, L.P.	Cayman Islands
TCG Gestor Ltda.	Brazil
TCG Holdings Finance Co. L.L.C.	Delaware
TCG Horizon Strategic GP, LLC	Delaware
TCG Mexico Investment Holdings, L.P.	Ontario
TCG Pattern Investment Holdings, L.P.	Cayman Islands
TCG Power Opportunities, L.L.C.	United States
TCG R/C RW GP Corp	Delaware
TCG Realty Investment Holdings, L.L.C.	Delaware
TCG RW ILP Corp	Delaware
TCG Securities, L.L.C.	Delaware
TCG Solutions SA GP, LLC	Delaware
TCG V (SCOT), L.P.	United Kingdom
TCG Ventures II, L.L.C.	Delaware
TCG Ventures II, L.P.	Delaware

TCG Ventures III (Cayman), L.L.C.	Delaware
TCG Ventures III (Cayman), L.P.	Cayman Islands
TCG Ventures III, L.L.C.	Delaware
TCG Ventures III, L.P.	Delaware
TCG Ventures Investment Holdings, L.L.C.	Delaware
TCG Ventures Limited	Cayman Islands
TCG Ventures, L.L.C.	Delaware
The Carlyle Group (Luxembourg) S.à.r.l.	Luxembourg
The Carlyle Group Employee Co., L.L.C.	Delaware
The Carlyle Group Espana, SL	Spain
The Carlyle Group L.P.	Delaware
UrbPlan Desenvolvimento Urbano S.A.	Cayman Islands
Varo Coinvestment, L.P.	Cayman Islands
VIRIDIAN FUND, LP	Delaware
Viridian Partners, LLC	Delaware
Aeris Metals Partners, LLC	Delaware
Alp Holdings Coöperatief U.A.	Amsterdam
Alp Holdings Ltd.	Cayman Islands
Alp Intermediate Holdings 1 Ltd.	Cayman Islands
Alp Intermediate Holdings 2 L.P.	Cayman Islands
Alp Lower Holdings Ltd.	Cayman Islands
AlpInvest Access GP, LLC	Delaware
ALPINVEST BEHEER 2006 LTD.	Cayman Islands
AlpInvest CI VII B.V.	Netherlands
AlpInvest FCR Secondaries GP, LLC	Delaware
AlpInvest Fondo B.V.	Netherlands
AlpInvest GGG B.V.	Netherlands
AlpInvest Holdings, Inc.	New York
AlpInvest LIVE GP B.V.	Netherlands
AlpInvest Mich B.V.	Amsterdam
AlpInvest North Rush GP, LLC	Delaware
AlpInvest Partners 2003 B.V.	Amsterdam
AlpInvest Partners 2006 B.V.	Amsterdam
AlpInvest Partners 2008 B.V.	Amsterdam
AlpInvest Partners 2009 B.V.	Amsterdam
AlpInvest Partners 2011 B.V.	Amsterdam
AlpInvest Partners 2011 LLC	Delaware
AlpInvest Partners 2012 I B.V.	Amsterdam
AlpInvest Partners 2012 II B.V.	Amsterdam
AlpInvest Partners 2012 LLC	Delaware
AlpInvest Partners 2014 I B.V.	Netherlands
AlpInvest Partners 2014 II B.V.	Netherlands

AlpInvest Partners 2014 LLC	Delaware
AlpInvest Partners 2016 II B.V.	United Kingdom
AlpInvest Partners B.V.	Amsterdam
AlpInvest Partners Beheer 2006 B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2007-2009 B.V.	Amsterdam
AlpInvest Partners Clean Technology Investments 2010-2011 B.V.	Amsterdam
AlpInvest Partners Co-Investments 2016 I B.V.	Netherlands
AlpInvest Partners Co-Investments B.V.	Amsterdam
AlpInvest Partners Direct Investments 2003 B.V.	Amsterdam
AlpInvest Partners Direct Investments B.V.	Amsterdam
AlpInvest Partners Direct Secondary Investments B.V.	Amsterdam
AlpInvest Partners European Mezzanine Investments B.V.	Amsterdam
AlpInvest Partners Fund Investments 2003 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2006 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2009 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2011 B.V.	Amsterdam
AlpInvest Partners Fund Investments 2012 I B.V.	Amsterdam
AlpInvest Partners Fund Investments 2012 II B.V.	Amsterdam
Alpinvest Partners Fund Investments 2014 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 II B.V.	Netherlands
AlpInvest Partners Fund Investments B.V.	Amsterdam
AlpInvest Partners Fund of Funds Custodian IIA B.V.	Amsterdam
AlpInvest Partners Fund of Funds Management IIA B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Custodian II B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Custodian IIA B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Management II B.V.	Amsterdam
AlpInvest Partners Later Stage Co-Investments Management IIA B.V.	Amsterdam
AlpInvest Partners Limited	Hong Kong
AlpInvest Partners Mezzanine 2012-2014 B.V.	Amsterdam
AlpInvest Partners Mezzanine Investments 2005/2006 B.V.	Amsterdam
AlpInvest Partners Mezzanine Investments 2007/2009 B.V.	Amsterdam
AlpInvest Partners Secondary Investments 2016 I B.V.	Netherlands
AlpInvest Partners US Mezzanine Investments B.V.	Amsterdam
AlpInvest PEP GP B.V.	Netherlands
AlpInvest Private Equity Program GP, LLC	Delaware
AlpInvest Secondaries Fund VI GP, LLC	Delaware
AlpInvest Secondaries V GP, LLC	Delaware

AlpInvest Secondaries VI GP, LLC	Delaware
AlpInvest Secondaries VI Lux GP S.à r.l.	Luxembourg
AlpInvest SF V B.V.	Amsterdam
AlpInvest SF VI B.V.	Netherlands
AlpInvest U.S. Co-Investment Access GP, LLC	Delaware
AlpInvest United B.V.	Amsterdam
AlpInvest US Holdings, LLC	Delaware
AMC 2012 Holdings Ltd.	Cayman Islands
AMC 2012 Ltd.	Cayman Islands
AMC 2013 Holdings Ltd.	Cayman Islands
AMC 2013 Ltd.	Cayman Islands
AMC 2014 Holdings Ltd.	Cayman Islands
AMC 2014 Ltd.	Cayman Islands
AMC 2015 Holdings Ltd.	Cayman Islands
AMC 2015 Ltd.	Cayman Islands
AP 2011-2014 SLP Ltd.	Cayman Islands
AP 2014-2016 SLP Ltd.	Cayman Islands
AP Account Management BV	Amsterdam
AP B.V.	Netherlands
AP Co-Invest 2016-2020 Ltd.	Cayman Islands
AP H Secondaries BV	Amsterdam
AP Private Equity Investments I B.V.	Amsterdam
AP Private Equity Investments III B.V.	Amsterdam
ASF V Co-Invest Holding Ltd.	Cayman Islands
ASF V Co-Invest Ltd.	Cayman Islands
ASF VI Co-Investment (Non-U.S.), L.P.	Cayman Islands
ASF VI Co-Investment, L.P.	Cayman Islands
ASP 6 2016-2020 SLP Ltd.	Cayman Islands
Betacom Beheer 2004 B.V.	Amsterdam
Betacom XLII B.V.	Amsterdam
Betacom XLV B.V.	Amsterdam
Brazil Internationalization II (Delaware), L.L.C.	Delaware
Brazil Internationalization, L.L.C.	Delaware
BRL Funding Partners II, L.P.	Ontario
BRL Funding Partners III, L.P.	Canada
BRL Funding Partners IV, L.P.	Ontario
BRL Funding Partners, L.L.C.	United States
BRL Funding Partners, L.P.	Cayman Islands
C/R ENERGY ILP GENERAL PARTNER LTD.	Cayman Islands
C/S International Partners	Cayman Islands
C/S Investment Holdings, L.L.C.	Delaware
C/S Venture Investors, L.P.	Cayman Islands

CAGP General Partner, L.P.	Cayman Islands
CAGP IV AIV GP, L.P.	Cayman Islands
CAGP IV General Partner, L.P.	Cayman Islands
CAGP IV, L.L.C.	Delaware
CAGP V General Partner, L.P.	Cayman Islands
CAGP V, L.L.C.	Delaware
CAGP, Ltd.	Cayman Islands
CALF Holdings, Ltd.	Cayman Islands
CALF I General Partner, L.P.	Cayman Islands
CALF Investment Limited	Cayman Islands
CAP Advisors (Hong Kong) Limited	Hong Kong
CAP General Partner, L.P.	Cayman Islands
CAP II General Partner, L.P.	Cayman Islands
CAP II, L.L.C.	Delaware
CAP III GENERAL PARTNER (SCOT) L.P.	Scotland
CAP III General Partner S3, L.P.	Cayman Islands
CAP III General Partner, L.P.	Cayman Islands
CAP III S3 Ltd.	Cayman Islands
CAP III, L.L.C.	Delaware
CAP INVESTMENT HOLDINGS LIMITED	Hong Kong
CAP IV General Partner, L.P.	Cayman Islands
CAP IV Ltd.	Cayman Islands
CAP IV, L.L.C.	Delaware
CAP MANAGEMENT HOLDINGS LIMITED	Hong Kong
CARE Engagement, Ltd.	Cayman Islands
Carlyle (Beijing) Investment Consulting Center, L.P.	China
Carlyle (Beijing) Investment Management Co., Ltd.	China
Carlyle 2013-4 Income Note Issuer, Ltd.	Cayman Islands
Carlyle Access GP 2014, L.L.C.	Delaware
Carlyle Access GP 2014, Ltd.	Cayman Islands
Carlyle Access GP 2015, L.L.C.	Delaware
Carlyle Access GP 2015, Ltd.	Cayman Islands
Carlyle Access GP III, L.L.C.	Delaware
Carlyle Access GP III, Ltd	Cayman Islands
Carlyle Asia GP, L.P.	Cayman Islands
Carlyle Asia GP, Ltd.	Cayman Islands
Carlyle Asia Investment Advisors Limited	Hong Kong
Carlyle Asia Real Estate GP, L.P.	Cayman Islands
Carlyle Asia Real Estate GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II GP, L.P.	Cayman Islands
Carlyle Asia Real Estate II GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II, Ltd.	Cayman Islands

Carlyle Asia Real Estate III GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate III, L.P.	Cayman Islands
Carlyle Asia Real Estate, Ltd.	Cayman Islands
Carlyle Asia, Ltd.	Cayman Islands
Carlyle Australia Equity Management Pty Limited	Australia
Carlyle Australia Investment Advisors Limited	Hong Kong
Carlyle Australia Real Estate Advisors PTY Limited	Australia
Carlyle Beratungs GmbH	Germany
Carlyle Brasil Consultoria em Investimentos Ltda.	Brazil
Carlyle Capital Coinvestment Partners, L.P.	Delaware
Carlyle Cavalier GP, L.L.C.	Delaware
Carlyle Cavalier GP, L.P.	Delaware